UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K
                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

       Date of report (Date of earliest event reported): November 12, 2002

                            WATERFORD GAMING, L.L.C.
                          -----------------------------
             (Exact name of Registrant as specified in its charter)

      Delaware                     333-17795                  06-1465402
 ------------------             ---------------           ----------------
 (State or other                (Commission File          (I.R.S. Employer
  jurisdiction of                Number)                   Identification
  incorporation or                                         Number)
  organization)


             914 Hartford Turnpike
                 P.O. Box 715
                 Waterford, CT                      06385
    ---------------------------------------       -----------
    (Address of principal executive offices)      (Zip Code)

Registrant's telephone number, including area code: (860)442-4559

Item 5.

The Mohegan Tribal Gaming Authority (the "Authority") filed: i) Form 10-Q/A for the quarter ended December 31, 2000, ii) Form 10-Q/A for the quarter ended March 31, 2001, iii) Form 10-Q/A for the quarter ended June 30, 2001, iv) Form 10-K/A for the fiscal year ended September 30, 2001, v) Form 10-Q/A for the quarter ended December 31, 2001, vi) Form 10-Q/A for the quarter ended March 31, 2002 and vii) Form 10-Q/A for the quarter ended June 30, 2002 a copy of each of which has been filed as an exhibit to this report and is incorporated by reference to the Authority's electronic filing of such reports on Form 10-Q/A and Form 10-K/A, Securities and Exchange Commission file reference no. 033-80655.




                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                   WATERFORD GAMING, L.L.C.




Date: November 13, 2002            By:/s/Len Wolman
                                      Len Wolman, Chief Executive Officer